Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 11. Income Taxes

The geographical distribution of loss before income taxes are summarized below (in thousands).

	December 31,
	2018	2017
United States	$(11,830)	$(13,707)
Foreign	(11)	(17)
Income (loss) before income taxes	$(11,841)	$(13,724)
Income (loss) resulting from discontinued operations	$(1,494)	$(3,593)
Taxes allocated to discontinued operations	—	—

The components of the provision for income tax benefit follows (in thousands).

	December 31,
	2018	2017
Current:
Federal	$—	$—
State	—	1
Foreign	—	—
	—	1
Deferred
Federal	—	(1,578)
State	—	(73)
Foreign	—	—
	—	(1,651)
Total provision for income taxes benefit	$—	$(1,650)

The provision for income tax benefit differs from the amount estimated by applying the statutory federal income tax rate to the operating loss from continuing operations due to the following (in thousands).

	December 31,
	2018	2017
Tax on the loss before income tax expense computed at the federal statutory rate	$(2,486)	$(4,666)
State tax (benefit) at statutory rate, net of federal benefit	(187)	(67)
Tax reform	—	10,613
Foreign rate differential	2	3
Change in valuation allowance	4,143	(8,485)
Change in research and development credits	(99)	(121)
Stock based compensation—ISOs	143	295
Change in fair value of warrants	(110)	343
Change in fair value of contingent consideration	119	—
Gain on deconsolidation	(4)	—
Disallowance of loss on discontinued operations	(426)	—
Acquisition costs	—	203
Change in NOL true up	(590)	—
Change in temporary difference true up	(456)	—
Loss on sale of NFI	—	(677)
Other	(49)	909
Provision for income tax benefit	$—	$(1,650)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31, 2018 and 2017 (in thousands).

	December 31,
	2018	2017
Non-Current Deferred Tax Assets:
Federal and state net operating loss carryforwards	$28,532	$25,486
Research and other credits	2,037	1,807
Reserves and accruals	52	145
Assets held for sale	15	17
Fixed assets	67	—
Capital loss carryover	425	459
Stock based compensation	70	36
Other deferred tax assets	542	—
Gross non-current deferred tax assets	31,740	27,950
Intangible Assets	(4,062)	(4,414)
Fixed Assets	—	(3)
Total non-current deferred tax liabilities	(4,062)	(4,417)
Total deferred tax assets	27,678	23,533
Valuation allowance	(27,678)	(23,533)
Net deferred tax assets	$—	$—

The Company has recorded a full valuation allowance against its net deferred tax assets due to the uncertainty as to whether such assets will be realized. The valuation allowance increased by $4.1 million from December 31, 2017 to December 31, 2018 primarily due to the generation of current year net operating losses and research and development credits claimed.

As of December 31, 2018, the Company had $129.8 million of federal, $51.4 million of state and approximately $264,000 of foreign net operating losses available to offset future taxable income. The federal net operating loss carryforwards begins to expire in 2019, the state net operating loss carryforwards will begin to expire in 2028 and the foreign net operating loss carryforward can be carried forward indefinitely, if not utilized. As of December 31, 2018, the Company also had $1.2 million of federal and approximately $798,000 of state research and development credit carryforwards. The federal research and development credit carryforward begin to expire in 2024 and the state research and development credit can be carried forward indefinitely.

Utilization of the net operating loss and tax credit carry forwards are subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization. The Company completed Section 382 analysis through December 2016 and determined that an ownership change, as defined under Section 382 of the Internal Revenue Code, occurred in June 2016. The Company’s tax attributes are subject to an annual limitation of $0.5 million per year for federal purposes. For years ended after December 31, 2016, the utilization of net operating losses and tax credit carryforwards are subject to further limitation in the event an additional ownership change were to occur for tax purposes. The Company is in process of completing an analysis of whether there was an ownership change, as defined under Section 382 of the Internal Revenue Code, resulting from the issuance of new shares during 2018 and, as such, is not able at this time to determine the impact on the NOL carryforwards, if any, as of the date of these consolidated financial statements as result of the 2018 share issuances. Once the analysis is completed, the Company will make any appropriate adjustments to the balances of NOLs to be carried forward and thus adjust the NOL deferred tax asset accordingly, if required.

United States taxes and foreign withholding taxes have not been provided on undistributed earnings for certain non-United States subsidiaries as of December 31, 2018, as the earnings, if any, are intended to be indefinitely reinvested.

The following tables summarize the activities of gross unrecognized tax benefits (in thousands).

	December 31,
	2018	2017
Beginning balance	$854	$795
Increases (decreases) related to prior year tax positions	23	(4)
Increase related to current year tax positions	87	63
Ending Balance	$964	$854

There were no unrecognized tax benefits that would impact the effective tax rate as of December 31, 2018 and December 31, 2017. As of December 31, 2018, unrecognized tax benefits of approximately $964,000 would be offset by a change in valuation allowance.

The Company files income tax returns in the U.S. federal jurisdiction, certain state jurisdictions and United Kingdom. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. In the U.S federal jurisdiction, tax years 1999 forward remain open to examination, in the state tax jurisdiction, years 2008 forward remain open to examination and in the foreign jurisdiction, years 2015 forward remain open to examination. The Company is currently not under audit by any federal, state, local or foreign jurisdiction.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allowed us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. As a result, we previously provided provisional estimates of the effect of the Tax Act in our financial statements.  In the fourth quarter of 2018, we completed our analysis to determine the effect of the Tax Act and determined that no further adjustments were needed.

The Jobs Act also establishes global intangible low-taxed income, or “GILTI,” provisions that impose a tax on foreign income in excess of a deemed return on intangible assets of foreign corporations. The Company’s accounting policy for the income tax effects of GILTI will be to recognize those taxes as expenses in the period incurred. In 2018, the Company’s foreign subsidiary realized a tested loss for the period and therefore, the Company did not have a GILTI inclusion for the year.

The Company uses the “more likely than not” criterion for recognizing the tax benefit of uncertain tax positions and to establish measurement criteria for income tax benefits. The Company has determined it has no material unrecognized assets or liabilities related to uncertain tax positions as of December 31, 2018. The Company does not anticipate any significant changes in such uncertainties and judgments during the next 12 months. In the event the Company should need to recognize interest and penalties related to unrecognized tax liabilities, this amount will be recorded as a component of other expense.